Exhibit 10.37

JOINDER, CONSENT, WAIVER, AND SECOND AMENDMENT TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This JOINDER, CONSENT, WAIVER, AND SECOND AMENDMENT TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of May 12, 2015, and is entered into by and among ARCTIC CAT INC., a Minnesota corporation (“Arctic Cat”), and the Subsidiaries of Arctic Cat identified on the signature pages hereto, as borrowers (collectively, the “Original Borrowers”), MOTORFIST, LLC, a Minnesota limited liability company (“MotorFist” and, together with the Original Borrowers, the “Borrowers” and each a “Borrower”), the financial institutions party to this Amendment from time to time as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

WHEREAS, the Original Borrowers, the Agent, and the Lenders have entered into that certain Amended and Restated Loan and Security Agreement dated as of November 8, 2013 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), and certain of the Original Borrowers and the Agent have entered into that certain Pledge Agreement dated as of November 10, 2009 (as amended, restated, or otherwise modified from time to time, the “Pledge Agreement”);

WHEREAS, on February 18, 2015, MotorFist, LLC, a Minnesota limited liability company (“MotorFist”), was formed as a wholly-owned Subsidiary of Arctic Cat Sales Inc., a Minnesota corporation;

WHEREAS, the Borrowers have requested that the Agent and the Lenders agree (a) to consent to (i) the formation of MotorFist and (ii) the purchase of certain of the assets of MotorFist, LLC, an Idaho limited liability company (“Seller”), pursuant to that certain Asset Purchase Agreement dated as of February 25, 2015 (the “MotorFist Asset Purchase Agreement”) by and among the Seller, MotorFist, Brad A. Ball, and Arctic Cat Sales Inc., a Minnesota corporation (that transaction, the “MotorFist Acquisition”), (b) to waive the Existing Defaults, as defined below, and (c) to make certain amendments to the Loan Agreement in connection with the MotorFist Acquisition; and

WHEREAS, MotorFist is willing to join the Loan Agreement as a Borrower pursuant to Section 10.1.9 of the Loan Agreement and has requested and the Agent has agreed to join MotorFist as a Borrower to the Loan Agreement;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Initially capitalized terms used but not otherwise defined in this Amendment have the respective meanings set forth in the Loan Agreement, as amended hereby.

ARTICLE II

CONSENT, WAIVER, AND AMENDMENTS TO LOAN AGREEMENT

2.01 Limited Consent.

(a) The Borrowers have advised Agent and Lenders that MotorFist was formed as a wholly-owned Subsidiary of Arctic Cat Sales Inc., a Minnesota corporation, and the Borrowers have consummated the MotorFist Acquisition pursuant to the terms and conditions of the MotorFist Asset Purchase Agreement. The Borrowers hereby acknowledge that, absent the consent set forth in this Section 2.01, an Event of Default would occur under Section 11.1(c) of the Loan Agreement as a result of the MotorFist Acquisition, because (i) the MotorFist Acquisition is not permitted pursuant to Section 10.2.4 of the Loan Agreement, as the Borrowers’ Fixed Charge Coverage Ratio (calculated on a trailing twelve-month basis) was not at least 1.10:1.00 prior to and immediately after giving effect to the MotorFist Acquisition (the “FCCR Requirement”), and (ii) as a result of the failure to comply with the FCCR Requirement, the formation of MotorFist is not permitted pursuant to Section 10.2.9 of the Loan Agreement. The Borrowers hereby request that Agent and the Lenders consent to the formation of MotorFist and the MotorFist Acquisition.

(b) Subject to the terms, conditions, and other restrictions set forth in this Amendment, each of the Agent and the Lenders hereby consents to the formation of MotorFist and the MotorFist Acquisition in accordance with the MotorFist Asset Purchase Agreement, so long as the MotorFist Acquisition would have been, if the FCCR Requirement were met, permitted pursuant to the Loan Agreement.

(c) The consent set forth in this Section 2.01 does not affect the continued legality, validity, and binding effect of the Loan Agreement or the other Loan Documents. The Loan Agreement and the other Loan Documents continue to be fully enforceable in each case, except as expressly provided in this Amendment. The consents set forth in this Section 2.01 are specifically limited in time and scope to the formation of MotorFist and the MotorFist Acquisition as described in this Amendment and do not extend or apply to any other event, occurrence or circumstances in existence as of the date of this Amendment or arising after the date of this Amendment. In addition, the consent set forth in this Section 2.01 does not constitute or establish (and is not to be deemed to constitute or establish) a custom or a practice on the part of Agent or any Lender and does not prejudice any right of Agent or any Lender in respect of any other proposed Subsidiary formation or Restricted Investment.

2.02 Limited Waiver.

(a) The Borrowers have advised Agent and Lenders that Arctic Cat (i) has abandoned the Patent Collateral (as defined in that certain Patent Security Agreement dated as of November 10, 2009, by and between Arctic Cat and Agent, as amended, restated, supplemented or otherwise modified, the “Patent Agreement”) described in Section 2(c)(ii) of that certain Fourth Amendment to Patent Security Agreement dated as of even date herewith, by and among Arctic Cat, Agent, and Required Lenders (the “Patent Amendment”), without obtaining the prior written consent of the Agent; (ii) has obtained rights to the Patent Collateral described in Section 2(c)(i) of the Patent Amendment without giving Agent prompt written notice thereof; and (iii) has abandoned its Tigershark trademarks having the registration numbers of 1742252 and 1851415 without obtaining the prior written consent of the Agent (collectively, the “Noncompliance”). Borrowers acknowledge that, as a result of the above-mentioned actions and failures to act, Events of Default exist under Section 11.1(c) of the Loan Agreement (collectively, the “Existing Defaults”).

(b) The Agent and the Lenders hereby waive the Noncompliance and the Existing Defaults (such waivers, collectively, the “Waiver”). Such Waiver is conditioned upon the terms and conditions set forth herein, shall be limited precisely as described herein and shall relate solely to the Noncompliance and the Existing Defaults described herein. Nothing in this Amendment shall be construed to (i) constitute a waiver of compliance or default by the Borrowers with respect to the Loan Documents in any other instance or any other instrument or agreement referred to in the Loan Documents; or (ii) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any other instrument or agreement referred to therein.

2.03 Amendment to Loan Agreement. The definition of “Eligible Account” set forth in Section 1.1 of the Loan Agreement is hereby amended by inserting the following sentence immediately after the last sentence thereof:

“Without limiting the generality of the foregoing, no Accounts owing to MotorFist, LLC, a Minnesota limited liability company, are Eligible Accounts.”

2.04 Amendment to Loan Agreement Schedules. Schedules 1.1(A), 2.3, 8.5, 8.6.1, 9.1.4, 9.1.10, 9.1.11, 9.1.14, 9.1.15, 9.1.16(a), 9.1.16(b), 9.1.18, 9.1.20, 10.2.1, 10.2.2 and 10.2.16 to the Loan Agreement are hereby amended and restated in their entirety to read as set forth on Exhibit A attached hereto.

ARTICLE III

JOINDER AGREEMENT

3.01 Loan and Security Agreement. MotorFist agrees to, and does hereby, become a “Borrower” under the Loan Agreement and is bound by the Loan Agreement and each of the other Loan Documents with the same force and effect as if it were an original party thereto. Each party hereto hereby acknowledges and agrees that each reference in the Loan Agreement and each other Loan Document to a “Borrower” shall also mean and be a reference to MotorFist.

3.02 Guaranty. Without limiting the generality of the foregoing, subject to and in accordance with the terms and conditions of Section 5.10 of the Loan Agreement, MotorFist hereby agrees that it is jointly and severally liable and absolutely and unconditionally guarantees to Agent and Lenders the prompt payment and performance of, all Obligations and all agreements under the Loan Documents.

3.03 Security Interests. Without limiting the generality of the foregoing, MotorFist hereby grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in, lien on, assignment of and right of setoff against, all Collateral of MotorFist, whether now owned or hereafter acquired or arising, regardless of where located to secure the Obligations (as defined in the Loan Agreement).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Each Obligor hereby represents and warrants to each Lender and the Agent, as of the Second Amendment Effective Date (as such term is defined in Section 5.01 below), as follows:

4.01 Representations and Warranties. After giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Loan Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the Second Amendment Effective Date with the same effect as if made on and as of the date hereof or the Second Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

4.02 No Defaults. Each of the Obligors is in compliance with all terms and conditions of the Loan Agreement and the other Loan Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.

4.03 Authority and Pending Actions. The execution, delivery, and performance by each Obligor of this Amendment has been duly authorized by each such Obligor (as applicable) and there is no action pending or any judgment, order, or decree in effect which is likely to restrain, prevent, or impose materially adverse conditions upon the performance by any Obligor of its obligations under the Loan Agreement or the other Loan Documents.

4.04 Enforceability. This Amendment constitutes the legal, valid, and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

4.05 Breach; Conflicts. The execution, delivery, and performance by each Obligor of this Amendment do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of such Obligor, by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which such Obligor is a party or which is binding upon it, (ii) any Applicable Law with respect to such Obligor, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of such Obligor.

ARTICLE V

CONDITIONS PRECEDENT AND FURTHER ACTIONS

5.01 Conditions Precedent. The amendments contained in Article II and the joinder contained in Article III shall not be effective or binding upon the Agent or the Lenders until each of the following conditions precedent has been satisfied in form and substance satisfactory to the Agent (the first date upon which each such condition has been satisfied being herein called the “Second Amendment Effective Date”):

(a) The representations and warranties contained herein and in the Loan Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on such date, except for such representations and warranties limited by their terms to a specific date;

(b) Agent shall have received duly executed counterparts of (i) this Amendment, which, when taken together, bear the authorized signatures of the Borrowers, the Agent, and the Lenders, (ii) an amended and restated revolver note payable to order of JPMorgan Chase Bank, N.A., which, when taken together, bear the authorized signatures of the Borrowers, (iii) a third amended and restated revolver note payable to the order of Bank of America, N.A., which, when taken together, bear the authorized signatures of the Borrowers, (iv) an amendment to the Pledge Agreement, which, when taken together, bear the authorized signatures of Arctic Cat, Arctic Cat Sales Inc., and the Agent, (v) the Patent

Amendment, which, when taken together, bear the authorized signatures of Arctic Cat, Agent, and the Required Lenders, and (vi) a Trademark Security Agreement, which, when taken together, bear the authorized signatures of Motorfist and Agent;

(c) Agent shall have received acknowledgments of all filings or recordations necessary to perfect its Liens in the Collateral of MotorFist, as well as UCC and Lien searches and other evidence satisfactory to Agent that such Liens are the only Liens upon the Collateral of MotorFist, except Permitted Liens;

(d) Agent shall have received a certificate of a duly authorized officer of MotorFist certifying, after giving effect to this Amendment, (i) that attached copies of MotorFist’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of this Amendment is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents. Agent may conclusively rely on this certificate until it is otherwise notified by MotorFist in writing;

(e) Agent shall have received the certificates, if any, representing Equity Interests of MotorFist, and an undated stock power (or appropriate transfer document) for each such certificate executed in blank by a duly authorized officer of Arctic Cat;

(f) Agent shall have received copies of the charter documents of MotorFist, certified by the Secretary of State or other appropriate official of MotorFist’s jurisdiction of organization. Agent shall have received good standing certificates for MotorFist, issued by the Secretary of State or other appropriate official of MotorFist’s jurisdiction of organization and each jurisdiction where MotorFist’s conduct of business or ownership of Property necessitates qualification;

(g) The Obligors shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent and the Lenders in connection with this Amendment;

(h) Agent shall have received such other documents, legal opinions, instruments, and certificates relating to this Amendment as it shall reasonably request and such other documents, legal opinions, instruments, and certificates that shall be satisfactory in form and substance to the Agent and the Lenders. All corporate proceedings taken or to be taken in connection with this Amendment and documents incidental thereto whether or not referred to herein shall be reasonably satisfactory in form and substance to the Agent and the Lenders; and

(i) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent in its sole and absolute discretion.

5.02 Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

ARTICLE VI

COSTS AND EXPENSES

Without limiting the terms and conditions of the Loan Documents, the Obligors jointly and severally agree to pay on demand: (i) all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant to this Amendment and any and all subsequent amendments, modifications, and supplements to this Amendment, including without limitation, the reasonable costs and fees of the Agent’s legal counsel; and (ii) all reasonable costs and expenses reasonably incurred by the Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the reasonable costs and fees of the Agent’s legal counsel.

ARTICLE VII

MISCELLANEOUS

7.01 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

7.02 Instrument Pursuant to Loan Agreement. This Amendment is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions of the Loan Agreement.

7.03 Acknowledgment of the Obligors. Each Obligor hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Obligor with all of the provisions of this Amendment: (i) are within the powers and purposes of such Obligor; (ii) have been duly authorized or approved by the board of directors (or other appropriate governing body) of such Obligor; and (iii) when executed and delivered by or on behalf of such Obligor will constitute valid and binding obligations of such Obligor, enforceable in accordance with its terms. Each Obligor reaffirms its obligations to perform and pay all amounts due to the Agent or the Lenders under the Loan Documents (including, without limitation, its obligations under any promissory note evidencing any of the Loans) in accordance with the terms thereof, as amended and modified hereby.

7.04 Loan Documents Unmodified. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Loan Document specifically referred to by such amendments. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any lien and/or security interest granted to the Agent, for the benefit of the Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.

7.05 Parties, Successors and Assigns. This Amendment represents the agreement of the Borrowers, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations, or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. This Amendment shall be binding upon and inure to the benefit of Borrowers, Agent, Lenders, and their respective successors and assigns, except that (i) no Borrower shall have the right to assign its rights or delegate its obligations under any Loan Documents; and (ii) any assignment by a Lender must be made in compliance with Section 13.3 of the Loan Agreement.

7.06 Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall become effective when all conditions precedent have been met and when the Agent has executed it and received counterparts bearing the signatures of all other parties hereto. Delivery of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of such agreement. This Amendment may be executed and delivered by facsimile or electronic mail, and will have the same force and effect as manually signed originals. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

7.07 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

7.08 Waivers. To the fullest extent permitted by Applicable Law, each Borrower waives (a) the right to trial by jury (which the Agent and each Lender hereby also waives) in any proceeding or dispute of any kind relating in any way to any Loan Documents (including this Amendment), Obligations, or Collateral; (b) presentment, demand, protest, notice of presentment, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any commercial paper, accounts, documents, instruments, chattel paper, and guaranties at any time held by the Agent on which a Borrower may in any way be liable, and hereby ratifies anything the Agent may do in this regard; (c) notice prior to taking possession or control of any Collateral; (d) any bond or security that might be required by a court prior to allowing the Agent to exercise any rights or remedies; (e) the benefit of all valuation, appraisement and exemption laws; (f) any claim against the Agent, Issuing Bank or any Lender, on any theory of liability, for special, indirect, consequential, exemplary, or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, Loan Documents or transactions relating thereto; and (g) notice of acceptance hereof. Each Borrower acknowledges that the foregoing waivers are a material inducement to the Agent, Issuing Bank and Lenders entering into this Amendment and that the Agent, Issuing Bank and Lenders are relying upon the foregoing in their dealings with the Borrowers. Each Borrower has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Amendment may be filed as a written consent to a trial by the court.

7.09 Choice of Law; Jury Trial Waiver; Submission to Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). EACH BORROWER HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF ILLINOIS, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR

OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by Applicable Law. Nothing herein shall limit the right of the Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by the Agent of any judgment or order obtained in any forum or jurisdiction.

7.10 Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of the Loan Documents shall remain in full force and effect.

7.11 Total Agreement. This Amendment, the Loan Agreement, and all other Loan Documents constitute the entire agreement, and supersede all prior understandings and agreements among the parties relating to the subject matter hereof.

7.12 Release. IN CONSIDERATION OF THIS AMENDMENT, EACH OBLIGOR REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO KNOWN CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND HEREBY WAIVES ANY AND ALL CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND RELEASES AND DISCHARGES AGENT, EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH SUCH OBLIGOR HAS OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

BORROWERS:

ARCTIC CAT INC., a Minnesota corporation

By:	/s/ Christopher J. Eperjesy
Name: Christopher J. Eperjesy
Title: Chief Financial Officer

ARCTIC CAT SALES INC., a Minnesota corporation

By:	/s/ Christopher J. Eperjesy
Name: Christopher J. Eperjesy
Title: Chief Financial Officer

ARCTIC CAT PRODUCTION LLC, a Minnesota limited liability company

By:	/s/ Christopher J. Eperjesy
Name: Christopher J. Eperjesy
Title: Chief Financial Officer

ARCTIC CAT PRODUCTION SUPPORT LLC, a Minnesota limited liability company

By:	/s/ Christopher J. Eperjesy
Name: Christopher J. Eperjesy
Title: Chief Financial Officer

ARCTIC CAT SHARED SERVICES LLC, a Minnesota limited liability company

By:	/s/ Christopher J. Eperjesy
Name: Christopher J. Eperjesy
Title: Chief Financial Officer

MOTORFIST, LLC, a Minnesota limited liability company

By:	/s/ Christopher J. Eperjesy
Name: Christopher J. Eperjesy
Title: Treasurer

Notice Address for Borrowers:

505 Waterford Park, Suite 1000
505 N. Highway 169
Plymouth, MN 55441
Attn:	Christopher J. Eperjesy, CFO
Telecopy:	763.354.1803

BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/ Brian Conole

Name:	Brian Conole
Title:	Senior Vice President
Address:	Bank of America Business Capital
20975 Swenson Drive, Suite 200
Waukesha, WI 53186
Telecopy:	262.207.3347

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Ray Gage
Name:	Ray Gage
Title:	Authorized Officer

EXHIBIT A

SCHEDULE 1.1(A), 2.3, 8.5, 8.6.1, 9.1.4, 9.1.10, 9.1.11, 9.1.14,

9.1.15, 9.1.16(a), 9.1.16(b), 9.1.18, 9.1.20, 10.2.1, 10.2.2 and 10.2.16

to

Loan

Agreement

EXHIBIT A

Amended and Restated Schedules to the

Amended and Restated Loan and Security Agreement

SCHEDULE 1.1(A)

Foreign Account Debtors

AUSTRALIA

        PS Importers PTY Ltd.

        20 Stubbs St.

        Kensington, Australia

AUSTRIA

        HOLLEIS HANDELS GmbH

        Saalfeldnerstrasse 41

        A – 5751 Maishofen, AUSTRIA

FINLAND

        SUMEKO

        The SGN Group

        Juurakkokuja 4

        FI-01510, Vantaa, FINLAND

        STREET ADDRESS

        The SGN Group

        Juurakkokuja 4

        FI-01510, Vantaa, FINLAND

MEXICO

        MOOV MEXICO S.A. de C.V.

        Compressor No. 2237 Col. Alamo Industrial

        Tlaquepaqua, Mexico

NORWAY

        ERLING SANDE A.S.

        Ovre Eiker vei 77

        3048 Drammen, NORWAY

        Invoice Address

        Erling Sande A/S

        PO Box 4114, Gulskogen

        3005 Drammen, NORWAY

RUSSIA

        SUMEKO RUSSIA

        PO Box 15

        FIN-02631, Espoo, FINLAND

        STREET ADDRESS

        Nihtisillankuja 6

        FIN-02630, Espoo, FINLAND

SWEDEN

        KGK SUZUKI A.B

        Sales and Administration

        Hammarbacken 8

        S-191 81 Sollentuna, SWEDEN

        KGK SUZUKI A.B

        Service and Warranty

        Brosslarvagen 19b

        831 72 Ostersund SWEDEN

SWITZERLAND

        SNOPE X S.A.

        Via Molta 3

        Belerna,

        SWITZERLAND

SCHEDULE 2.3

EXISTING LETTERS OF CREDIT

Letter of Credit #	Beneficiary	Amount
64604494	Asahi Denso Co. Ltd.	$476,567.21
64604496	Suzuki Motor Corporation	$617,537.97
64739741	Chao Yang Electronic Components	$41,928.93
68047654	State of Minnesota	$2,767,833.00

SCHEDULE 8.5

DEPOSIT ACCOUNTS

ARCTIC CAT INC.

Depository Bank	Type of Account	Account Numbers
Wells Fargo	Arctic Cat Inc. Operating	#####
Wells Fargo	Workers Comp.	#####
Bank of America	Blocked Account	#####
Bank of America	Blocked Account	#####
Bank of America	Controlled Disbursement Account	#####
Bank of America	Controlled Disbursement Account	#####
Bank of America	N/A – Not Used	#####
Bank of America	Self-Insured Workers Comp.	#####
Bank of America	AC Shared Services LLC/ Payroll/ Payroll Taxes	#####
Bank of America	AC Production Support LLC/ Payroll/Payroll Taxes	#####
Bank of America	AC Production LLC/ Payroll / Payroll Taxes	#####
Wells Fargo	Accounts Payable	#####

ARCTIC CAT SALES INC.

Depository Bank	Type of Account	Account Numbers
Wells Fargo	General	#####
Wells Fargo	Collateral Account Lockbox	#####
Bank of America	Operating Account – Canada	#####
Bank of America	Blocked Account	#####

MOTORFIST, LLC

Depository Bank	Type of Account	Account Numbers
Wells Fargo	General (for Corp. Credit Cards)	#####
Bank of America	Operating (CAD)	#####
Bank of America	Operating (CAD)	#####

SCHEDULE 8.6.1

BUSINESS LOCATIONS

1.	Borrowers currently have the following business locations:

Chief Executive Office:	505 Waterford Park, Suite 1000
Plymouth, MN 55441

Other Locations:	601 Brooks Avenue South
Thief River Falls, Minnesota 56701

817 Lowell Drive
Thief River Falls, Minnesota 56701

17440 U.S. Highway 59
Thief River Falls, Minnesota 56701

6801 Glen Carlson Drive
St. Cloud, Minnesota 56301

4567 North Highway 20
Island Park, Idaho 83429

215 Crossroads Boulevard
Bucyrus, Ohio 44820
57/59 Murray Park Rd.
Winnipeg, Manitoba, Canada

586 First Street
Idaho Falls, Idaho 83401

4116 N. 4800 E.
Rigby, Idaho 83401

Arctic Cat GmbH
Industriestraße 43
5600 St. Johann
Pongau, Austria

2.	In the five years preceding the date hereof, Borrowers have had no office or place of business located in any county other than as set forth above, except: NONE

3.	Each Obligor that is a Subsidiary currently has the following business locations, and no others:

Chief Executive Office: Same location as Arctic Cat Inc.

Other Locations: All Obligors that are Subsidiaries are located at one of the business locations set forth above.

4.	In the five years preceding the date hereof, no Obligor that is a Subsidiary has had an office or place of business located in any county other than as set forth above, except: NONE

5.	The following bailees, warehouseman, similar parties and consignees hold inventory of a Borrower:

Name and Address of Party	Nature of Relationship	Owner of Inventory
Big Freight Systems, Inc. 360 Highway 12 North Steinbach, Manitoba R5G 1A6 Canada	Warehouseman	Arctic Cat Sales Inc.

De Lue Haulers 6377 Knickerbocker Road Ontario, New York 14159	Warehouseman	Arctic Cat Sales Inc.

Ruan Transport Corporation 7101 Winnetka Avenue Brooklyn Park, Minnesota 55428	Warehouseman	Arctic Cat Sales Inc.

Superior Third Party Logistics, Inc. 1700 Wynne Avenue St. Paul, Minnesota 55108	Warehouseman	Arctic Cat Sales Inc.

Porter Warehousing & Distribution, Inc. 15703-114th Ave Edmonton, Alberta T5M 2Z3 Canada	Warehouseman	MotorFist, LLC

SCHEDULE 9.1.4

NAMES AND CAPITAL STRUCTURE

1.	The corporate names, jurisdictions of incorporation, and authorized and issued Equity Interests of each Borrower and Subsidiary are as follows:

Name	Jurisdiction	Number and Class of Authorized Shares/ Membership Units	Number and Class of Issued Shares/ Membership Units
Arctic Cat Inc.	Minnesota	45,000,000 shares of Common Stock; 2,200,000 shares of undesignated Preferred Stock; 300,000 shares of Series B Junior Participating Preferred Stock	13,446,302 shares of Common Stock; 0 shares of undesignated Preferred Stock; 0 shares of Series B Preferred Stock

Arctic Cat Sales Inc.	Minnesota	50,000	1,000

Arctic Cat Production LLC	Minnesota	1,000	1,000

Arctic Cat Production Support LLC	Minnesota	1,000	1,000

Arctic Cat Shared Services LLC	Minnesota	1,000	1,000

Arctic Cat ACE Holding GmbH	Austria	Registered Capital of EUR 35,000	N/A

Arctic Cat GmbH	Austria	Registered Capital of EUR 1,313,700	N/A

ARCTIC CAT France SARL	France	N/A	N/A

ARCTIC CAT Deutschland GmbH	Germany	N/A	N/A

ARCTIC CAT Italia S.R.L.	Italy	N/A	N/A

ARCTIC CAT España S.L.	Spain	N/A	N/A

MotorFist, LLC	Minnesota	100	100

2.	The record holders of Equity Interests of each Borrower and Subsidiary are as follows:

Name	Class of Stock	Number of Shares/ Membership Units	Record Owner
Arctic Cat Inc.	Common Stock	13,446,302	Publicly traded company

Name	Class of Stock	Number of Shares/ Membership Units	Record Owner
	Preferred Stock	0	None.

Arctic Cat Sales Inc.	Common stock	1,000	Arctic Cat Inc.

Arctic Cat Production LLC	Membership interest	1,000	Arctic Cat Inc.

Arctic Cat Production Support LLC	Membership interest	1,000	Arctic Cat Inc.

Arctic Cat Shared Services LLC	Membership interest	1,000	Arctic Cat Inc.

Arctic Cat ACE Holding GmbH	Capital Stock	N/A	Arctic Cat Sales Inc.

Arctic Cat GmbH	Capital Stock	N/A	Arctic Cat ACE Holding GmbH

ARCTIC CAT France SARL		N/A	Arctic Cat GmbH

ARCTIC CAT Deutschland GmbH		N/A	Arctic Cat GmbH

ARCTIC CAT Italia S.R.L.		N/A	Arctic Cat GmbH

ARCTIC CAT España S.L.		N/A	Arctic Cat GmbH

MotorFist, LLC	Membership Interest	100	Arctic Cat Sales Inc.

3.	All agreements binding on holders of Equity Interests of Borrowers and Subsidiaries with respect to such interests are as follows:

Arctic Cat Inc. 2007 Omnibus Stock and Incentive Plan

Form of Incentive Stock Option Agreement for 2007 Stock Plan

Form of Non-Qualified Stock Option Agreement for 2007 Stock Plan

Form of Director Non-Qualified Stock Option Agreement for 2007 Stock Plan

First Amendment to Arctic Cat Inc. 2007 Omnibus Stock and Incentive Plan (August 7, 2009) Arctic Cat Inc. 2002 Omnibus Stock and Incentive Plan

Form of Incentive Stock Option Agreement for 2002 Stock Plan

Form of Non-Qualified Stock Option Agreement for 2002 Stock Plan

Form of Director Non-Qualified Stock Option Agreement for 2002 Stock Plan

Form of Arctic Cat Inc. Stock-Settled Appreciation Rights Agreement

Form of Arctic Cat Inc. Restricted Stock Agreement

Member Control Agreement of MotorFist, LLC, dated February 18, 2015, by and between MotorFist, LLC and Arctic Cat Sales Inc.

Arctic Cat Inc. 2013 Omnibus Stock and Incentive Plan

Form of Incentive Stock Option Agreement for 2013 Stock Plan

Form of Non-Qualified Stock Option Agreement for 2013 Stock Plan

Form of Director Non-Qualified Stock Option Agreement for 2013 Stock Plan

Form of Arctic Cat Inc. Restricted Stock Unit Agreement (separate for officers and non-employee directors) for 2013 Stock Plan

4.	In the five years preceding the date hereof, no Borrower or Subsidiary has acquired any substantial assets from any other Person nor been the surviving entity in a merger or combination except:

MotorFist, LLC, a Minnesota limited liability company (“Buyer”) and wholly owned subsidiary of Arctic Cat Sales Inc., a Minnesota corporation (“Parent”), purchased substantially all the assets of MotorFist, LLC, an Idaho limited liability company (“Seller), pursuant to that certain Asset Purchase Agreement, dated as of February 25, 2015, by and among Buyer, Seller, with respect to certain specified provisions, Brad A. Ball, as Member, and solely with respect to Section 6.13 of the Asset Purchase Agreement, Parent.

SCHEDULE 9.1.10

BROKERS

NONE.

SCHEDULE 9.1.11

PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, AND DOMAIN NAMES

1.	As of 15 April 2015, Borrowers’ patents:

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Adjustable Headlight	U.S.	10/262,756	Filed: 10/1/2002; Issue Date: 11/29/2005	6,969,184	Expires 10/01/2022. 11.5 Maintenance Fee Due 05/29/2017.	Arctic Cat Inc.

Adjustable Riser Assembly	U.S.	11/680,454	Filed: 2/28/2007; Issue Date: 3/26/2013	8,402,861	Expires 04/8/2030. 3.5 Year Maintenance Fee Due 09/26/2016; 7.5 Year Maintenance Fee Due 09/26/2020; 11.5 Year Maintenance Fee Due 09/26/2024.	Arctic Cat Inc.

Adjustable Seat Assembly	U.S.	11/680,481	Filed: 2/28/2007 Issue Date: 05/31/2011	7,950,736	Expires 04/15/2027. 3.5 Year Maintenance Fee Due 5/31/2015; 7.5 Year Maintenance Fee Due 11/30/2018; 11.5 Year Maintenance Fee Due 11/30/2022.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Adjustable Steering Assembly	U.S.	11/740,228	Filed: 4/25/2007; Issue Date 07/10/2012	8,215,201	Expires 02/05/2030. 3.5 Year Maintenance Fee Due 01/10/2016; 7.5 Year Maintenance Fee Due 01/10/2020; 11.5 Year Maintenance Fee Due 01/10/2024.	Arctic Cat Inc.

Adjustable Steering Assembly	U.S.	13/495,886	Filed: 6/13/2012; Issue Date 02/26/2013	8,381,611	Expires 04/25/2027. 3.5 Year Maintenance Fee Due 08/26/2016; 7.5 Year Maintenance Fee Due 08/26/2020; 11.5 Year Maintenance Fee Due 08/26/2024.	Arctic Cat Inc.

Air Intake System for a Vehicle	U.S.	10/007,222	Filed: 11/2/2001 Issue Date: 11/29/2005	6,968,916	Expires 11/20/2021. 11.5 Maintenance Fee Due 5/29/2017.	Arctic Cat Inc.

Clutch Shield	U.S.	10/269,703	Filed: 10/10/2002 Issue Date: 3/8/2005	6,863,145	Expires 11/23/2022. 11.5 Maintenance Fee Due 09/08/2016.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Drive Clutch Fan for CVT Transmission	U.S.	13/408,781	Filed: 02/29/2012 Issue Date: 07/15/2014	8,776,930	Expires: 3/16/2032; 3.5 Year Maintenance Fee Due 1/15/2018; 7.5 Year Maintenance Fee Due 1/15/2022; 11.5 Year Maintenance Fee Due 1/15/2026.	Arctic Cat Inc.

Redacted	Canada	Pending	Filed: 02/25/2012	Pending	Redacted	Arctic Cat Inc.

Dual Cam Surface Clutch	U.S.	10/947,733	Filed: 9/23/2004 Issue Date: 5/2/2006	7,037,226	Expires 10/01/2022. 11.5 Maintenance Fee Due 11/02/2017.	Arctic Cat Inc.

Redacted – “Exhaust Outlet” technology	US	pending	pending	pending	In draft form but not yet filed	Arctic Cat Inc.

Foam Padded Seat with Storage Space	U.S.	10/283,383	Filed: 10/29/2002 Issue Date: 9/5/2006	7,100,979	Expires 10/29/2022. 11.5 Maintenance Fee Due 03/05/2018.	Arctic Cat Inc.

Fuel Tank for a Straddle-Mounted Vehicle	U.S.	10/134,719	Filed: 4/29/2002 Issue Date: 7/6/2004	6,758,497	Expires 06/20/2022. 11.5 Maintenance Fee Due 06/06/2016.	Arctic Cat Inc.

Grooved Oil Pan for Use with a Snowmobile	U.S.	10/122,430	Filed: 4/11/2002 Issue Date: 8/2/2005	6,923,283	Expires 05/19/2023. 11.5 Maintenance Fee Due 02/02/2017.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Layered Snowmobile Tunnel	US	13/028,993	Filed: 2/16/2011 Issue Date: 09/10/2013	8,528,683	Expires: 08/15/2031 3.5 Maintenance Fee Due 03/10/2017; 7.5 Maintenance Fee due 03/10/2021; 11.5 Maintenance Fee Due 03/10/2025	Arctic Cat Inc.

Ignition Timing Control System	U.S.	10/454,861	Filed: 6/5/2003 Issue Date: 10/4/2005	6,951,203	Expires 06/05/2023. 11.5 Maintenance Fee Due 04/04/2017.	Arctic Cat Inc.

Idler Wheel Assembly for Snowmobile	U.S.	13/307,758	Filed: 11/30/2011 Issue Date: 05/27/2014	8,733,490	Expires: 11/30/2031; 3.5 Year Maintenance Fee Due 11/27/2017; 7.5 Year Maintenance Fee Due 11/27/2021; 11.5 Year Maintenance Fee Due 11/27/2025.	Arctic Cat Inc.

Idler Wheel Assembly for Snowmobile	Canada	Pending	Filed: 10/25/2011	Pending	Maintenance Fee Due 10/25/2015; Request for Examination Due 10/25/2017.	Arctic Cat Inc.

Integral Bumper and Skid Plate	U.S.	10/215,785	Filed: 8/8/2002 Issue Date: 5/10/2005	6,890,010	Expires 12/17/2022; 11.5 Maintenance Fee Due 11/10/2016.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Integral Bumper and Skid Plate	Canada	2411314	Filed: 11/6/2002 Issue Date: 12/30/2008	2411314	Annual Maintenance Fee Due 11/06/2015.	Arctic Cat Inc.

Internal Combustion Engine with Pneumatically Controlled Variable Exhaust Valve	U.S.	09/312,574	Filed: 5/14/1999 Issue Date: 4/17/2001	6,216,648	Expires 05/14/2019.	Arctic Cat Inc.

Linked Suspension System for a Vehicle	U.S.	10/008,455	Filed: 11/2/2001 Issue Date: 12/20/2005	6,976,689	Expires 7/22/2022. 11.5 Maintenance Fee Due 06/20/2017.	Arctic Cat Inc.

Linked Suspension System for a Vehicle	Canada	2361044	Filed: 11/2/2001 Issue Date: 12/5/2006	2,361,044	Expires 11/2/2021. Annual Maintenance Fee Due 11/02/2015.	Arctic Cat Inc.

Low Noise Track Profile	U.S.	10/373,601	Filed: 2/24/2003 Issue Date: 8/2/2005	6,923,515	Expires 02/24/2023. 11.5 Maintenance Fee Due 02/02/2017.	Arctic Cat Inc.

Low Noise Track Profile	Europe	4445014.6	Filed: 2/20/2004 Issue Date: 1/10/2007	1449750	Expires 02/20/2024.	Arctic Cat Inc.

Low Noise Track Profile	Europe- Finland	1449750	Filed: 1/10/2007 Issue Date: 1/10/2007	195449750	Expires 02/20/2024. Annual Maintenance Fees Due 02/28/2016.	Arctic Cat Inc.

Low Noise Track Profile	Europe- Sweden	1449750	Filed: 4/5/2007 Issue Date: 1/10/2007	1449750	Expires 02/20/2024. Annual Maintenance Fees Due 02/28/2016.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Low Noise Track Profile	Canada	2457290	Filed: 2/11/2004 Issued Date: 12/20/2010	2457290	Annual Maintenance Fee Due 02/11/2016.	Arctic Cat Inc.

Multi-Location Fuel Injection System	U.S.	11/143,884	Filed: 6/2/2005 Issue Date: 1/30/2007	7,168,401	Expires 06/02/2025 11.5 Maintenance Fee Due 7/30/2018.	Arctic Cat Inc.

Redacted: “skidframe” technology	US	14/109,760	Filed: 12/17/2013	Pending	Redacted	Arctic Cat Inc.

Redacted: “skidframe” technology	PCT	PCT/US14/70669	Filed: 12/16/2014	Pending	Redacted	Arctic Cat Inc.

Position-Sensitive Shock Absorber	U.S.	10/373,606	Filed: 2/24/2003 Issue Date: 11/22/2005	6,966,412	Expires 02/24/2023. 11.5 Maintenance Fee Due 05/22/2017.	Arctic Cat Inc.

Regulator Bearing Mount	U.S.	10/172,577	Filed: 6/13/2002 Issue Date: 1/18/2005	6,843,603	Expires 06/13/2022. 11.5 Maintenance Fee Due 7/18/2016.	Arctic Cat Inc.

Reversible Rear Axle Mount	U.S.	10/093,249	Filed: 3/6/2002 Issue Date: 7/13/2004	6,761,236	Expires 7/04/2022. 11.5 Maintenance Fee Due 01/13/2016.	Arctic Cat Inc.

Seating System Configurable Between One-Person to Two- Person Configurations, and Method for Configuring Same	U.S.	09/579,614	Filed: 5/26/2000 Issue Date: 12/10/2002	6,491,124	Expires 05/26/2020.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Snowmobile Air Box Assembly	U.S.	10/290,844	Filed: 11/7/2002 Issue Date: 9/5/2006	7,100,730	Expires 10/08/2023. 11.5 Maintenance Fee Due 3/5/2018.	Arctic Cat Inc.

Snowmobile Air Box Assembly	U.S.	11/424,793	Filed: 6/16/2006 Issue Date: 5/6/2008	7,367,418	Expires 12/04/2022. 7.5 Maintenance Fee Due 11/06/2015; 11.5 Maintenance Fee Due 11/06/2019.	Arctic Cat Inc.

Snowmobile Drive Track	U.S.	10/786,583	Filed: 2/23/2004 Issue Date: 9/9/2008	7,422,295	Expires 2/23/2004. 7.5 Maintenance Fee Due 03/09/2016; 11.5 Maintenance Fee Due 03/09/2020.	Arctic Cat Inc.

Snowmobile Drive Track	Canada	2458321	Filed: 2/23/2004	Pending	Annual Maintenance Fee Due 02/23/2016.	Arctic Cat Inc.

Snowmobile Drive Track with Double Angled Lugs (Power Claw)	U.S.	11/840,093	Filed: 8/16/2007 Issue Date: 5/11/2010	7,712,846	Expires 09/20/2024 7.5 Maintenance Fee Due 11/11/2017; 11.5 Maintenance Fee Due 11/11/2021.	Arctic Cat Inc.

Snowmobile Exhaust Exit	U.S.	10/948,964	File: 9/24/2004 Issue Date: 9/13/2005	6,942,052	Expires 09/24/2024; 11.5 Maintenance Fee Due 03/13/2017.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Snowmobile Exhaust Exit	Canada	2520794	Filed: 9/23/2005 Issue Date: 9/2/2008	2,520,794	Expires 09/23/2025; Annual Maintenance Fee Due 09/23/2016.	Arctic Cat Inc.

Snowmobile Planetary Drive System	U.S.	09/843,587	Filed: 4/26/2001 Issue Date: 6/21/2005	6,907,951	Expires 08/15/2020. 11.5 Maintenance Fee Due 12/21/2016.	Arctic Cat Inc.

Snowmobile Planetary Drive System	U.S.	09/966,926	Filed: 9/27/2001 Issue Date: 6/1/2004	6,742,618	Expires 03/07/2020. 11.5 Maintenance Fee Due 12/1/2015.	Arctic Cat Inc.

Snowmobile Planetary Drive System	U.S.	10/859,394	Filed: 6/1/2004 Issue Date: 6/20/2006	7,063,639	Expires 03/07/2020. 11.5 Maintenance Fee Due 12/20/2017.	Arctic Cat Inc.

Snowmobile Remote Ignition System	U.S.	10/353,281	Filed: 1/28/2003 Issue Date: 3/29/2005	6,871,624	Expires 01/28/2023. 11.5 Maintenance Fee Due 09/29/2016.	Arctic Cat Inc.

Snowmobile Remote Ignition System	U.S.	11/091,188	Filed: 03/28/2005 Issue Date: 11/28/2006	7,140,338	Expires 01/28/2023. 11.5 Maintenance Fee Due 05/28/2018.	Arctic Cat Inc.

Snowmobile Track Suspension	U.S.	11/061,117	Filed: 2/18/2005 Issue Date: 4/22/2008	7,360,618	Expires 4/27/2026; 7.5 year Maintenance Fee due 10/22/2015; 11.5 year Maintenance Fee due 10/22/2019.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Snowmobile Tunnel and Rear Heat Exchanger	U.S.	10/953,940	Filed: 9/29/2004 Issue Date: 2/12/2008	7,328,765	Expires 01/06/2023; 7.5 Maintenance Fee Due 08/12/2015; 11.5 Maintenance Fee Due 08/12/2019	Arctic Cat Inc.

Snowmobile Tunnel and Rear Heat Exchanger	U.S.	11/680,465	Filed: 2/28/2007 Issue Date: 08/24/2010	7,779,944	Expires 07/02/2026; 7.5 Maintenance Fee Due 02/24/2018; 11.5 Maintenance Fee Due 02/24/2022	Arctic Cat Inc.

Staggered Ski Skag	U.S.	10/439,640	Filed: 5/16/2003 Issue Date: 2/10/2009	7,487,974	Expires 05/16/2023; 7.5 Maintenance Fee Due 8/10/2016; 11.5 Maintenance Fee Due 08/10/2020	Arctic Cat Inc.

Staggered Ski Skag	Canada	2467319	Filed: 5/14/2004 Issued: 10/04/2011	2467319	Annual Maintenance Fee Due 05/14/2015.	Arctic Cat Inc.

Steering Post for Recreational Vehicle	U.S.	10/290,847	Filed: 11/7/2002 Issue Date: 4/17/2007	7,204,497	Expires 02/16/2023. 11.5 Maintenance Fee Due 10/17/2018.	Arctic Cat Inc.

Temperature-Controlled Fuel Injection System or Two-Stoke Engine	U.S.	11/185,912	Filed: 7/20/2005 Issue Date: 8/21/2007	7,258,107	Expires 05/07/2023. 11.5 Maintenance Fee Due 02/21/2019.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Three-Point Engine Mount	U.S.	10/224,858	Filed: 8/20/2002 Issue Date: 8/1/2006	7,083,024	Expires 08/20/2022. 11.5 Maintenance Fee Due 02/01/2018.	Arctic Cat Inc.

Two-Cycle Engine with Exhaust Temperature- Controlled Ignition Timing	U.S.	09/452,657	Filed: 12/1/1999 Issue Date: 5/29/2001	6,237,566	Expires 12/1/2019.	Arctic Cat Inc.

Two-Cycle Engine with Exhaust Temperature- Controlled Ignition Timing	U.S.	09/568,449	Filed: 5/10/2000 Issue Date: 4/16/2002	6,371,082	Expires 12/1/2019.	Arctic Cat Inc.

Two-Cycle Engine with Exhaust Temperature- Controlled Ignition Timing	U.S.	10/123,773	Filed: 4/16/2002 Issue Date: 4/22/2003	6,550,450	Expires 12/1/2019.	Arctic Cat Inc.

Two-Cycle Engine with Exhaust Temperature- Controlled Ignition Timing	Canada	2322738	Filed: 10/10/2000 Issue Date: 2/18/2003	2322738	Expires 10/10/2020. Annual Maintenance Fees Due 10/10/2015.	Arctic Cat Inc.

U-Joint Progressive Steering Arrangement	U.S.	11/680,487	Filed: 2/28/2007 Issue Date: 11/17/2009	7,617,900	Expires 11/03/2027. 7.5 Maintenance Fee Due 05/17/2017; 11.5 Maintenance Fee Due 05/17/2021	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Vehicle Tracking Control System	U.S.	11/061,317	Filed: 2/18/2005 Issue Date: 5/20/2008	7,374,188	Expires 11/08/2025; 7.5 year Maintenance fee due 11/20/2015; 11.5 year Maintenance fee due 11/20/2019.	Arctic Cat Inc.

HELMET WITH INTEGRATED HEAD LIGHT	U.S.	11/061,371	Filed: 2/17/2005 Issue Date: 10/19/2010	7,814,578	Expires 1/30/2027; 7.5 year Maintenance Fee due 4/19/2014 11.5 year Maintenance Fee due 4/19/2022	Arctic Cat Inc.

HELMET WITH VENTILATION FOR FOG MANAGEMENT AND RESPIRATION	U.S.	09/778,832	Filed: 2/8/2001 Issue Date: 7/30/2002	6,425,143	Expires 2/8/2021;	Arctic Cat Inc.

HELMET WITH VENTILATION FOR FOG MANAGEMENT AND RESPIRATION	Canada	2,336,548	Filed: 2/14/2001 Issue Date: 12/15/2009	2336548	Annual Maintenance Fee due 2/14/2015	Arctic Cat Inc.

Partially Redacted “speedrack lock” technology	U.S.	Pending	Unfiled	Pending	Redacted	Arctic Cat Inc.

All-Terrain Vehicle Engine Configuration	U.S.	11/129,069	Filed: 05/12/2005 Issue Date: 10/21/2008	7,438,153	Expires 11/27/2025; 7.5 Maintenance Fee Due 04/21/2016; 11.5 Maintenance Fee Due 04/21/2020	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
All-Terrain Vehicle Reverse Gear Protection	U.S.	11/119,410	Filed: 04/28/2005 Issue Date: 9/9/2008	7,422,545	Expires 04/11/2026. 7.5 Maintenance Fee Due 03/09/2016; 11.5 Maintenance Fee Due 03/09/2020	Arctic Cat Inc.

All-Terrain Vehicle Reverse Gear Protection	Canada	2545209	Filed: 4/27/2006 Issue Date: 08/18/2009	2545209	Annual Maintenance Fee Due 04/27/2016.	Arctic Cat Inc.

Axle Nut Retainer	U.S.	13/603,188	Filed: 09/04/2012 Issue Date: 02/10/2015	8,950,824	Expires 05/23/2033; 3.5-Year Maintenance Fee Due 08/10/2018; 7.5-Year Maintenance Fee Due 8/10/2022; 11.5-Year Maintenance Fee Due 08/10/2026.	Arctic Cat Inc.

Redacted	Canada	Pending	Filed: 03/03/2015	Pending	Redacted	Arctic Cat Inc.

Compact Steering Mechanism	U.S.	13/452,085	Filed: 04/20/2012 Issue Date: 04/29/2014	8,708,358	Expires: 04/20/2032; 3.5 Maintenance Fee Due 10/29/2017; 7.5 Maintenance Fee Due 10/29/2021; 11.5 Maintenance Fee Due 10/29/2025.	Arctic Cat Inc.

Compact Steering Mechanism	Canada	2813156	Filed: 04/17/2013	Pending	Maintenance Fee Due 04/17/2016; Request for Examination Due 04/17/2018.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Coupler Axle	U.S.	12/881,349	Filed: 09/14/2010 Issued: 03/05/2013	8,388,457	Expires: 02/03/2031; 3.5 Maintenance Fee Due 09/05/2016; 7.5 Maintenance Fee Due 09/05/2020; 11.5 Maintenance Fee Due 09/05/2024.	Arctic Cat Inc.

Redacted	U.S.	13/948,007	Filed: 07/22/2013	Pending	Waiting on Action from U.S. Patent Office.	Arctic Cat Inc.

ECU Limiter	U.S.	13/460,588	Filed: 04/30/2012 Issue Date: 08/26/2014	8,818,570	Expires: 5/9/2032; 3.5 Year Maintenance Fee Due 2/26/2018; 7.5 Year Maintenance Fee Due 2/26/2022; 11.5 Year Maintenance Fee Due 2/26/2026.	Arctic Cat Inc.

Redacted	Canada	2814465	Filed: 04/29/2013	Pending	Redacted	Arctic Cat Inc.

Speed Limiter via Gauge Interface	U.S.	13/829,039	Filed: 03/14/2013	Pending	Waiting on Action from U.S. Patent Office.	Arctic Cat Inc.

Redacted	PCT	PCT/US14/22025	Filed: 03/07/2014	Pending	Redacted	Arctic Cat Inc.

Engine Configuration for a Vehicle	Sweden	000433487	Filed: 11/10/2005 Issue Date: 3/16/2006	000433487	Expires 11/10/2030. Maintenance Fee Due 11/10/2015.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner
Integrated Safety Net for Vehicle	U.S.	13/333,282	Filed: 12/21/2011 Issued: 06/18/2013	8,465,050	Expires: 12/21/2031; 3.5 Maintenance Fee Due 12/18/2016; 7.5 Maintenance Fee Due 12/18/2020; 11.5 Maintenance Fee Due 12/18/2024.	Arctic Cat Inc.

Redacted	Canada	Pending	Filed: 10/22/2012	Pending	Maintenance Fee Due 10/22/2015	Arctic Cat Inc.

Redacted	U.S.	13/829,129	Filed: 03/14/2013	Pending	Redacted	Arctic Cat Inc.

Redacted	PCT	PCT/US14/22051	Filed: 03/07/2014	Pending	Redacted	Arctic Cat Inc.

Redacted	U.S.	13/775,133	Filed: 02/23/2013	Pending	Waiting on Action from U.S. Patent Office.	Arctic Cat Inc.

Redacted	PCT	PCT/US14/17269	Filed: 2/20/2014	Pending	Redacted	Arctic Cat Inc.

Redacted	Taiwan	103105878	Filed: 2/21/2014	Pending	Redacted	Arctic Cat Inc.

Speedrack	U.S.	10/172,531	Filed: 06/13/2002 Issue Date: 5/16/2006	7,044,526	Expires 10/06/2022. 11.5 Maintenance Fee Due 11/16/2017.	Arctic Cat Inc.

Seat/Rack/Box (e.g., TRV)	U.S.	11/112,980	Filed: 04/22/2005 Issued: 12/21/2010	7,854,460	Expires 09/18/2025. 7.5 Maintenance Fee Due 06/21/2018. 11.5 Maintenance Fee Due 06/21/2022	Arctic Cat Inc.

Speedrack	Canada	2427706	Filed: 05/05/2003 Issue Date: 07/19/2011	2427706	Maintenance Fee Due 05/05/2015.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner

Seat/Rack/Box (e.g., TRV)	Canada	2541084	Filed: 03/27/2006	Pending	Annual Maintenance Fee Due 03/27/2016.	Arctic Cat Inc.

Multi-Link Rear Suspension for Vehicle	U.S.	13/454,954	Filed: 04/24/2012 Issue Date: 07/01/2015	8,764,039	Expires: 4/24/2032; 3.5 Year Maintenance Fee Due 1/1/2018; 7.5 Year Maintenance Fee Due 1/1/2022; 11.5 Year Maintenance Fee Due 1/1/2026.	Arctic Cat Inc.

Multi-Link Rear Suspension for Vehicle	Canada	2813589	Filed: 04/22/2013	Pending	Maintenance Fee Due 04/22/2015; Request for Examination Due 04/22/2018.	Arctic Cat Inc.

Redacted	U.S.	14/475,359	Filed: 09/02/2014	Pending	Redacted	Arctic Cat Inc.

Power Distribution Module for Personal Recreational Vehicle	U.S.	10/283,427	Filed: 10/29/2002 Issue Date: 7/4/2006	7,072,188	Expires 10/29/2022. 11.5 Maintenance Fee Due 01/04/2018.	Arctic Cat Inc.

Power Distribution Module for Personal Recreational Vehicle	U.S.	11/427,280	Filed: 06/28/2006 Issue Date: 9/2/2008	7,420,822	Expires 10/22/2022. 7.5 Maintenance Fee Due 3/2/2016; 11.5 Maintenance Fee Due 3/2/2020	Arctic Cat Inc.

Power Distribution Module for Personal Recreational Vehicle	U.S.	12/188,010	Filed: 08/07/2008 Issue Date: 7/7/2009	7,558,079	Expires 6/28/2026. 7.5 Maintenance Fee Due 1/7/2017; 11.5 Year Maintenance Fee Due 1/7/2021.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner

Recreational Vehicle Locking Differential	U.S.	10/434,518	Filed: 05/07/2003 Issue Date: 3/28/2005	7,018,317	Expires 05/07/2023. 11.5 Maintenance Fee Due 09/28/2017.	Arctic Cat Inc.

Recreational Vehicle Locking Differential	Europe	04445055.9	Filed: 05/07/2004 Issue Date: 03/31/2010	1475264	Expires on 5/7/2024	Arctic Cat Inc.

Recreational Vehicle Locking Differential	Europe-Germany	1475264	Issue Date: 3/31/2010	60 2004 026 244.7-08	Annual Maintenance Fee Due 05/31/2015.	Arctic Cat Inc.

Recreational Vehicle Locking Differential	Europe-France	1475264	Issue Date: 3/31/2010	1475264	Annual Maintenance Fee Due 05/31/2015.	Arctic Cat Inc.

Redacted	U.S.	14/245,901	Filed: 04/04/2014	Pending	Redacted	Arctic Cat Inc.

Redacted	Canada	Pending	Filed: 04/01/2015	Pending	Redacted	Arctic Cat Inc.

2-Up ATV	U.S.	10/415,704	Filed: 08/11/2003 Issue Date: 6/29/2010	7,743,864	Expires 10/28/2023. 7.5 Maintenance Fee Due 12/29/2017. 11.5 Maintenance Fee Due 12/29/2021	Arctic Cat Inc.

2-Up ATV	Canada	2,421,281	Filed: 07/31/2002 Issue Date: 7/15/2008	2,421,281	Expires on 7/31/2022; Annual Maintenance Fee Due 07/31/2015.	Arctic Cat Inc.

Textured All-Terrain Vehicle Fenders	U.S.	11/018,516	Filed: 12/20/2004 Issued Date: 3/2/2010	7,669,678	Expires 9/2/2027. 7.5 Maintenance Fee Due 9/2/2017; 11.5 Maintenance Fee Due 9/2/2021.	Arctic Cat Inc.

Patent Name	Country	U.S./Foreign Patent App. Serial No.	Date Filed/Issue Date	Patent/Reg. No.	Status	Owner

Redacted	U.S.	29/446,446	Filed: 02/23/2013	Pending	Waiting on Action from U.S. Patent Office.	Arctic Cat Inc.

Redacted	Canada	Pending	Filed: 08/21/2013	Pending	Waiting on Action from Canadian Patent Office.	Arctic Cat Inc.

Redacted	Europe	2294934	Filed: 08/22/2013 Issue Date: 11/12/2013	002294934-001	Maintenance Fee Due 08/22/2018	Arctic Cat Inc.

Redacted	U.S.	13/485,696	Filed: 05/31/2012	Pending	Waiting on Action from U.S. Patent Office.	Arctic Cat Inc.

Redacted	Canada	2817233	Filed: 05/29/2013	Pending	Maintenance Fee Due 05/29/2015; Request for Examination Due 05/29/2018.	Arctic Cat Inc.

Winch Switch	U.S.	10/172,301	Filed: 06/13/2002 Issue Date: 7/13/2004	6,762,377	Expires 06/13/2022. 11.5 Maintenance Fee Due 01/13/2016.	Arctic Cat Inc.

Controlled Thrust Steering System for WC	U.S.	10/439/568	Filed: 5/16/03 Issue Date: 9/21/04	6,793,545	Current	Arctic Cat Inc.

All redacted items deal with pending or in process but not yet filed patents.

2.	As of 15 April 2015, Borrowers’ trademarks:

Mark	Country	Reg/Appl No.	Filing/ Issue Date	Owner
ARCTIC CAT®	Argentina	1609717	08/01/96	Arctic Cat Inc.

ARCTIC CAT®	Australia	672240	02/07/97	Arctic Cat Inc.

Mark	Country	Reg/Appl No.	Filing/ Issue Date	Owner

ARCTIC CAT®	Brazil	819100692	09/05/00	Arctic Cat Inc.

ARCTIC CAT®	Canada	174456	02/12/71	Arctic Cat Inc.

ARCTIC CAT®	Chile	919830	05/31/11	Arctic Cat Inc.

ARCTIC CAT®	China	5443533	06/24/06	Arctic Cat Inc.

ARCTIC CAT®	European Community	252965	09/01/98	Arctic Cat Inc.

ARCTIC CAT®	India		08/19/11	Arctic Cat Inc.

ARCTIC CAT®	Kazakhstan	36808	07/22/10	Arctic Cat Inc.

ARCTIC CAT®	Madrid Protocol (Norway, Russian Federation, Ukraine)	1044269	06/18/10	Arctic Cat Inc.

ARCTIC CAT®	New Zealand	253452	03/06/97	Arctic Cat Inc.

ARCTIC CAT®	Turkey	2010/32835	05/18/10	Arctic Cat Inc.

ARCTIC CAT®	USA	2178018	08/04/98	Arctic Cat Inc.

ARCTIC CAT®	Venezuela	P-196956	05/07/97	Arctic Cat Inc.

ARCTIC CAT®	Canada	549733	08/13/01	Arctic Cat Inc.

ARCTIC CAT®	USA	2293113	11/16/99	Arctic Cat Inc.

ARCTIC CIRCLETM	USA - Common Law	COMMON LAW	Date of first use - 2007	Arctic Cat Inc.

BEARCAT®	Canada	445426	07/11/95	Arctic Cat Inc.

BEARCAT®	European Community	274688	06/10/98	Arctic Cat Inc.

BLACK MAGICTM	Madrid Protocol (European Community)	1019137	10/17/09	Arctic Cat Inc.

BLACK MAGICTM	USA	3765245	03/23/10	Arctic Cat Inc.

Mark	Country	Reg/Appl No.	Filing/ Issue Date	Owner

Cat’s Head Logo	European Community	5256318	08/14/06	Arctic Cat Inc.

DRVTM	USA - Common Law	COMMON LAW	Date of First Use - 2/16/2006	Arctic Cat Inc.

DURAMATICTM	USA - Common Law	COMMON LAW	Date of First Use - 6/18/1999	Arctic Cat Inc.

DVXTM	USA - Common Law	COMMON LAW	Date of First Use - 07/2003	Arctic Cat Inc.

AIR CAT LogoTM	Canada	1366432	10/04/07	Arctic Cat Inc.

AIR CAT Logo®	Kazakhstan	36809	07/22/10	Arctic Cat Inc.

AIR CAT LogoTM	Kazakhstan	59297	08/24/12	Arctic Cat Inc.

AIR CAT Logo®	Madrid Protocol (European Community, Norway, Russian Federation, Turkey, Ukraine)	941 684	10/12/07	Arctic Cat Inc.

AIR CAT LogoTM	USA	4,208,167	09/18/12	Arctic Cat Inc.

HDXTM	USA - Common Law	COMMON LAW	Date of first use – 06/2010	Arctic Cat Inc.

MUDPROTM	USA	4021076	09/16/11	Arctic Cat Inc.

PROWLER®	Canada	404557	11/06/92	Arctic Cat Inc.

PROWLER®	European Community	4291341	02/16/05	Arctic Cat Inc.

PROWLERTM	USA	78/468,096	08/16/04	Arctic Cat Inc.

SBS 1000TM	USA - Common Law	COMMON LAW	Date of first use - 06/2001	Arctic Cat Inc.

SPEEDPOINTTM	USA - Common Law	COMMON LAW	Date of first use - 2006	Arctic Cat Inc.

Mark	Country	Reg/Appl No.	Filing/ Issue Date	Owner

SPEEDRACK®	Canada	688210	05/24/07	Arctic Cat Inc.

SPEEDRACK®	European Community	4032769	07/24/06	Arctic Cat Inc.

SPEEDRACK®	USA	3081671	04/18/06	Arctic Cat Inc.

TBXTM	USA - Common Law	COMMON LAW	Date of first use - 03/2001	Arctic Cat Inc.

THUNDERCATTM	USA	3915903	2/8/2011	Arctic Cat Inc.

TRV®	Canada	631714	02/01/05	Arctic Cat Inc.

TRV®	USA	2861288	07/06/04	Arctic Cat Inc.

WILDCATTM	USA	85/308,858	04/29/11	Arctic Cat Inc.

WILDCAT	USA	85/979,276	04/29/11	Arctic Cat Inc.

WORLD CLASS ALL TERRAIN VEHICLESTM	USA - Common Law	COMMON LAW	Date of first use - 1995	Arctic Cat Inc.

XTTM	USA - Common Law	COMMON LAW	Date of first use - 6/2005	Arctic Cat Inc.

XTXTM	USA - Common Law	COMMON LAW	Date of first use - 6/2007	Arctic Cat Inc.

XTZTM	USA - Common Law	COMMON LAW	Date of first use - 06/2008	Arctic Cat Inc.

ARCTIC CAT®	Canada	174456	02/12/71	Arctic Cat Inc.

ARCTIC CAT®	Canada	549733	08/13/01	Arctic Cat Inc.

ARCTIC CATTM	China	5443632	06/24/06	Arctic Cat Inc.

ARCTIC CATTM	China	5443540	06/24/06	Arctic Cat Inc.

ARCTIC CATTM	China	5443539	06/24/06	Arctic Cat Inc.

ARCTIC CATTM	China	5443538	06/24/06	Arctic Cat Inc.

ARCTIC CAT®	European Community	252965	09/01/98	Arctic Cat Inc.

Mark	Country	Reg/Appl No.	Filing/ Issue Date	Owner

ARCTIC CAT®	Finland	126273	05/12/93	Arctic Cat Inc.

ARCTIC CATTM	Kazakhstan	36808	07/22/10	Arctic Cat Inc.

ARCTIC CAT®	Norway	97973	01/06/77	Arctic Cat Inc.

ARCTIC CAT®	Sweden	251508	09/10/93	Arctic Cat Inc.

ARCTIC CAT®	Turkey	2008 18254	09/17/09	Arctic Cat Inc.

ARCTIC CAT®	USA	1647837	06/18/91	Arctic Cat Inc.

ARCTIC CAT®	USA	2293113	11/16/99	Arctic Cat Inc.

ARCTIC CIRCLETM	USA - Common Law	COMMON LAW	Date of first use - 2007	Arctic Cat Inc.

ARCTICWEAR®	Canada	320909	11/21/86	Arctic Cat Inc.

ARCTICWEAR®	Madrid Protocol	1044730	06/30/10	Arctic Cat Inc.

ARCTIC WEARTM	Kazakhstan	13207	07/22/10	Arctic Cat Inc.

ARCTICWEAR®	USA	1113183	02/13/79	Arctic Cat Inc.

A WHOLE DIFFERENT ANIMALTM	USA - Common Law	COMMON LAW	Date of first use - 09/06/1995	Arctic Cat Inc.

BEARCAT®	Canada	445426	07/11/95	Arctic Cat Inc.

BLACK MAGICTM	USA	85/207,420	12/29/10	Arctic Cat Inc.

BLACK MAGIC®	Canada	424434	03/04/94	Arctic Cat Inc.

BLACK MAGIC (STYLIZED)®	USA	1701656	07/21/92	Arctic Cat Inc.

CATMASTER®	Canada	432159	08/26/94	Arctic Cat Inc.

CATMASTER®	USA	1828332	03/29/94	Arctic Cat Inc.

EL TIGRE®	Canada	416555	09/10/93	Arctic Cat Inc.

AIR CAT LogoTM	Canada	1366432	10/04/07	Arctic Cat Inc.

AIR CAT Logo®	Kazakhstan	36809	07/22/10	Arctic Cat Inc.

Mark	Country	Reg/Appl No.	Filing/ Issue Date	Owner

AIR CAT LogoTM	Kazakhstan	59297	08/24/12	Arctic Cat Inc.

AIR CAT Logo®	Madrid Protocol	941 684	10/12/07	Arctic Cat Inc.

AIR CAT LogoTM	USA	4,208,167	10/03/07	Arctic Cat Inc.

DRIFT RACING	USA	85/899,316	04/09/13	Arctic Cat Inc.

GONE WHEELINTM	USA - Common Law	COMMON LAW	Date of first use - 06/2007	Arctic Cat Inc.

MISCELLANEOUS DESIGN (Cat’s Head)®	Canada	312714	03/28/86	Arctic Cat Inc.

MISCELLANEOUS DESIGN (Cat’s Head)®	European Community	5256318	08/14/06	Arctic Cat Inc.

MISCELLANEOUS DESIGN (Cat’s Head)®	USA	1789501	08/24/93	Arctic Cat Inc.

MUDPROTM	USA	77/917,274	01/21/10	Arctic Cat Inc.

PANTERA®	Canada	440026	03/03/95	Arctic Cat Inc.

PROWLER®	Canada	404557	11/06/92	Arctic Cat Inc.

RIDETM	USA - Common Law	COMMON LAW	Date of first use - 07/2002	Arctic Cat Inc.

SNO PRO®	Canada	396002	03/20/92	Arctic Cat Inc.

SNO PRO®	USA	1770179	05/11/93	Arctic Cat Inc.

SNO PRO®	USA	1777672	06/22/93	Arctic Cat Inc.

SNO-CROSS®	USA	1642895	04/30/91	Arctic Cat Inc.

SPEEDRACK®	Canada	688210	05/24/07	Arctic Cat Inc.

SPEEDRACK®	European Community	4032769	07/24/06	Arctic Cat Inc.

SPEEDRACK®	USA	3081671	04/18/06	Arctic Cat Inc.

TEAM ARCTIC®	Canada	440022	03/03/95	Arctic Cat Inc.

Mark	Country	Reg/Appl No.	Filing/ Issue Date	Owner

TEAM ARCTIC®	USA	1654873	08/27/91	Arctic Cat Inc.

THUNDERCAT®	European Community	330,126	08/21/06	Arctic Cat Inc.

THUNDERCATTM	USA	3915903	2/8/2011	Arctic Cat Inc.

WILDCAT®	Canada	384243	05/10/91	Arctic Cat Inc.

ZR®	USA	1803563	11/09/93	Arctic Cat Inc.

ZR®	Canada	422490	05/05/95	Arctic Cat Inc.

ARCTIC CAT®	Argentina	1609717	08/01/96	Arctic Cat Inc.

ARCTIC CAT®	Australia	672240	02/07/97	Arctic Cat Inc.

ARCTIC CAT®	Brazil	819100692	09/05/00	Arctic Cat Inc.

ARCTIC CAT®	Canada	174456	02/12/71	Arctic Cat Inc.

ARCTIC CAT®	Canada	549733	08/13/01	Arctic Cat Inc.

ARCTIC CAT®	European Community	252965	09/01/98	Arctic Cat Inc.

ARCTIC CAT®	Finland	126273	05/12/93	Arctic Cat Inc.

ARCTIC CAT®	France	1641564	01/31/91	Arctic Cat Inc.

ARCTIC CAT®	Japan	3182998	07/31/96	Arctic Cat Inc.

ARCTIC CATTM	Kazakhstan	36808	07/22/10	Arctic Cat Inc.

ARCTIC CAT®	New Zealand	253452	03/06/97	Arctic Cat Inc.

ARCTIC CAT®	Norway	97973	01/06/77	Arctic Cat Inc.

ARCTIC CAT®	USA	2178018	08/04/98	Arctic Cat Inc.

ARCTIC CATTM	Turkey	2010/32835	05/18/10	Arctic Cat Inc.

ARCTIC CAT®	USA	865633	03/04/69	Arctic Cat Inc.

ARCTIC CAT®	USA	2293113	11/16/99	Arctic Cat Inc.

Mark	Country	Reg/Appl No.	Filing/ Issue Date	Owner

ARCTIC CAT®	Venezuela	P-196956	05/07/97	Arctic Cat Inc.

BEARCAT®	Australia	672238	02/07/97	Arctic Cat Inc.

BEARCAT®	Canada	445426	07/11/95	Arctic Cat Inc.

BEARCAT®	European Community	274688	06/10/98	Arctic Cat Inc.

BEARCAT®	Finland	141862	12/20/95	Arctic Cat Inc.

BEARCAT®	USA	1982860	06/25/96	Arctic Cat Inc.

BLACK MAGIC (STYLIZED)®	USA	1701656	07/21/92	Arctic Cat Inc.

BLACK MAGIC®	Canada	424434	03/04/94	Arctic Cat Inc.

Cat’s Head Logo®	European Community	5256318	08/14/06	Arctic Cat Inc.

CHEETAH®	USA	1010674	05/13/75	Arctic Cat Inc.

COUGAR®	Canada	413602	06/18/93	Arctic Cat Inc.

COUGAR®	USA	1661623	10/22/91	Arctic Cat Inc.

EL TIGRE®	Canada	416555	09/10/93	Arctic Cat Inc.

EL TIGRE®	USA	1643544	05/07/91	Arctic Cat Inc.

EXT®	Canada	401342	08/14/92	Arctic Cat Inc.

EXT®	USA	1651429	07/23/91	Arctic Cat Inc.

FIRECAT®	Canada	614638	07/12/04	Arctic Cat Inc.

FIRECAT®	European Community	3013703	11/18/04	Arctic Cat Inc.

FIRECAT®	USA	2779647	11/04/03	Arctic Cat Inc.

AIR CAT LogoTM	Canada	1366432	10/04/07	Arctic Cat Inc.

AIR CAT Logo®	Kazakhstan	36809	07/22/10	Arctic Cat Inc.

AIR CAT LogoTM	Kazakhstan	59297	08/24/12	Arctic Cat Inc.

AIR CAT Logo®	Madrid Protocol	941 684	10/12/07	Arctic Cat Inc.

Mark	Country	Reg/Appl No.	Filing/ Issue Date	Owner

AIR CAT LogoTM	USA	4,208,167	09/18/12	Arctic Cat Inc.

JAG®	Canada	434873	10/28/94	Arctic Cat Inc.

JAG®	USA	1166432	08/25/81	Arctic Cat Inc.

KITTY CAT®	Canada	339037	04/08/88	Arctic Cat Inc.

LYNX®	Canada	231675	02/02/79	Arctic Cat Inc.

LYNX®	USA	1097348	07/25/78	Arctic Cat Inc.

MOUNTAIN CAT (STYLIZED)®	Canada	378910	01/25/91	Arctic Cat Inc.

PANTERA®	Canada	440026	03/03/95	Arctic Cat Inc.

PANTERA®	USA	1167171	09/01/81	Arctic Cat Inc.

PANTHER®	Canada	176503	06/04/71	Arctic Cat Inc.

PANTHER®	USA	890813	05/12/70	Arctic Cat Inc.

PROWLER®	Canada	404557	11/06/92	Arctic Cat Inc.

PROWLER®	USA	1548214	07/18/89	Arctic Cat Inc.

PUMA®	Canada	184776	08/11/72	Arctic Cat Inc.

SNO PRO®	European Community	1752328	02/11/02	Arctic Cat Inc.

SNO PRO®	USA	2514374	12/04/01	Arctic Cat Inc.

THUNDERCAT®	Canada	410832	04/09/93	Arctic Cat Inc.

THUNDERCAT®	USA	1762029	03/30/93	Arctic Cat Inc.

WILDCAT®	Canada	384243	05/10/91	Arctic Cat Inc.

Z®	Canada	436104	11/25/94	Arctic Cat Inc.

ZR®	Canada	422490	05/05/95	Arctic Cat Inc.

ZR®	USA	1803563	11/09/93	Arctic Cat Inc.

	USA	01/10/2012	4083865	MotorFist, LLC

	USA	07/26/2011	4003834	MotorFist, LLC

	USA	12/28/2010	3897819	MotorFist, LLC

	Canada	05/02/2012	TMA823192	MotorFist, LLC

MOTOR FIST	Registered [Designated countries: China, European Union, Japan and Norway. Mark refused in Russia*.]	03/07/2012	1120480	MotorFist, LLC

	Registered [Designated countries: China, European Union, Japan and Norway. Mark refused in Russia.]	12/07/2009	1024837	MotorFist, LLC

Domain names owned by Arctic Cat Inc.:

arctic-cat.com

arcticcat.com

arcticcatauction.com

arcticcatmiddleofnowhere. com

arcticmiddleofnowhere.com

visitmiddleofnowhere.com

visitthemiddleofnowhere.com

whatsnowmobilingsallabout.com

worldsfastestsnowmobile.com

worldsfastestsnowmobiles.com

driftracing.com

Domain names owned by MotorFist, LLC

MOTORFIST.COM

MOTORFIST.US

MOTOFIST.COM

MOTORFIST.INFO

MOTORFIST.MOBI

MOTORFIST.NET

MOTORFIST.ORG

MOTORFISTCANADA.COM

MTRFIST.COM

SNOMOBILINGISNOTACRIME.COM

3.	Borrowers’ copyrights:

Copyright	Owner	Status in Copyright Office	Federal Registration No.	Registration Date
American national standard for four wheel, two person tandem all-terrain vehicles	Herman P. Christopherson; Arctic Cat, Inc.; Bombardier Recreational Products, Inc.	Active	TX0006104504	02/27/05

American national standard for four wheel, two person tandem all-terrain vehicles; standard / Created by Herman P. Christopherson	Herman P. Christopherson; Arctic Cat, Inc.; Bombardier Recreational Products, Inc.	Active	V3520 D372 P1	02/27/05

General warning label	Arctic Cat, Inc.; Bombardier Recreational Products, Inc.; Applied Safety and Ergonomics, Inc.	Active	VA0001299029	02/02/05

General warning label & 2 other titles; drawings	Applied Safety & Ergonomics, Inc.; Arctic Cat, Inc.; Bombardier Recreational Products, Inc.	Active	V3520D523P1	02/02/05

Passenger label	Arctic Cat, Inc.; Bombardier Recreational Products, Inc.; Applied Safety and Ergonomics, Inc.	Active	VA0001301470	02/02/05

Rack label	Arctic Cat, Inc.; Bombardier Recreational Products, Inc.	Active	VA0001302456	02/02/05

Copyright	Owner	Status in Copyright Office	Federal Registration No.	Registration Date

Rack label; drawing / Created by Arctic Cat, Inc.	Arctic Cat, Inc.; Bombardier Recreational Products, Inc.	Active	V3520 D524 P1	02/02/05

4.	Borrowers’ and Subsidiaries’ licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

Licensor	Description of License	Term of License	Royalties Payable

Raymond Schoenfelder	Technology license for drive train system for snowmobiles	Until terminated	$3.00 per unit; minimum of $20,000

Bombardier Recreational Products Inc. of Valcourt, Quebéc, Canada	Bombardier/ Suzuki/ Arctic Cat Cross License Agreement for the use of BRP’s 2 stroke engine electronic reverse technology.	Until the expiration of the relevant patents, unless sooner terminated.	None; in exchange for this license, Arctic granted a similar license for certain Arctic technology to Bombardier.

Aisin Seiki Co. Ltd.	License Agreement for the use of Aisin Seiki’s Engines	Until the expiration of the relevant patent	$1.00 per unit.

5.	Intellectual Property Claims

Bombardier Recreational Products v. Arctic Cat Inc. and Arctic Cat Sales, Court File No. T-2025-11 (Canada)

Bombardier Recreational Products v. Arctic Cat Inc. and Arctic Cat Sales, Court File No. 1:11-cv-08897 (District of Minnesota)

SCHEDULE 9.1.14

ENVIRONMENTAL MATTERS

NONE.

SCHEDULE 9.1.15

RESTRICTIVE AGREEMENTS

NONE

SCHEDULE 9.1.16(a)

LITIGATION

1.	Bombardier Recreational Products v. Arctic Cat Inc. and Arctic Cat Sales, Court File No. T-2025-11 (Canada)

2.	Bombardier Recreational Products v. Arctic Cat Inc. and Arctic Cat Sales, Court File No. 1:11-cv-08897 (District of Minnesota)

3.	Arctic Cat, Inc. et al v. Polaris Industries Inc. et al. Case No. 0:13-cv-03579-JRT-FLN (District of Minnesota)

SCHEDULE 9.1.16(b)

Commercial Tort Claims

1.	Driveline Systems, LLC v. Arctic Cat Inc., Case No. 08-CV-50154 (N.D.Ill) (USA)

2.	Arctic Cat Inc. v. Bombardier Recreational Products Inc., Civil File No. 12-CV-02692 (JRT-LIB) (D. Minn) (USA)

3.	Arctic Cat Inc. v. Bombardier Recreational Products Inc., Court File No. T-2025-11 (Federal Court) (Canada)

4.	Arctic Cat, Inc. et al v. Polaris Industries Inc. et al. Case No. 0:13-cv-03579-JRT-FLN (District of Minnesota)

SCHEDULE 9.1.18

PENSION PLAN DISCLOSURES

NONE

SCHEDULE 9.1.20

LABOR CONTRACTS

1.	Borrowers and Subsidiary Obligors are party to the following collective bargaining agreements, management agreements and material consulting agreements:

NONE

SCHEDULE 10.2.1

PERMITTED CONTINGENT OBLIGATIONS

NONE

SCHEDULE 10.2.2

EXISTING LIENS

Lien on machinery and equipment located on real property in Stearns County, Minnesota in favor of the City of St. Cloud, Minnesota.

SCHEDULE 10.2.16

EXISTING AFFILIATE TRANSACTIONS

NONE